Exhibit 24.1
POWER OF ATTORNEY
     Each of the undersigned Directors of Pacific Gas and Electric Company (the “Company”) hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, LINDA L. AGERTER, DOREEN A. LUDEMANN, KATHLEEN M. HAYES, CHRISTINE M. DESANZE, AND ROBIN J. REILLY, and each of them, as his or her attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his or her capacity as a Director of the Company:
(A) a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission relating to the offering and sale by the Company of an indeterminate principal amount of debt securities (the “Registration Statement”), and
(B) any and all amendments, supplements, and other filings or documents related to such Registration Statement.
     Each of the undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, we have signed these presents this 20th day of February, 2008.

/s/ David R. Andrews	/s/ Richard A. Meserve

David R. Andrews	Richard A. Meserve

/s/ Lesile S. Biller	/s/ Mary S. Metz

Lesile S. Biller	Mary S. Metz

/s/ David A. Coulter	/s/ William T. Morrow

David A. Coulter	William T. Morrow

/s/ C. Lee Cox	/s/ Barbara L. Rambo

C. Lee Cox	Barbara L. Rambo

/s/ Peter A. Darbee	/s/ Barry Lawson Williams

Peter A. Darbee	Barry Lawson Williams

/s/ Maryellen C. Herringer

Maryellen C. Herringer

POWER OF ATTORNEY
     William T. Morrow, the undersigned, President and Chief Executive Officer of Pacific Gas and Electric Company (the “Company”), hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, LINDA L. AGERTER, DOREEN A. LUDEMANN, KATHLEEN M. HAYES, CHRISTINE M. DESANZE, AND ROBIN J. REILLY, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as President and Chief Executive Officer (principal executive officer) of the Company:
(A) a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission relating to the offering and sale by the Company of an indeterminate principal amount of debt securities (the “Registration Statement”), and
(B) any and all amendments, supplements, and other filings or documents related to such Registration Statement.
     The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have signed these presents this 20th day of February, 2008.

/s/ William T. Morrow

William T. Morrow

POWER OF ATTORNEY
     G. Robert Powell, the undersigned, Vice President, Chief Financial Officer, and Controller of Pacific Gas and Electric Company (the “Company”), hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, LINDA L. AGERTER, DOREEN A. LUDEMANN, KATHLEEN M. HAYES, CHRISTINE M. DESANZE, AND ROBIN J. REILLY, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution, to sign and file with the Securities and Exchange Commission in his capacity as Vice President, Chief Financial Officer, and Controller (principal financial officer and principal accounting officer) of the Company:
(A) a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission relating to the offering and sale by the Company of an indeterminate principal amount of debt securities (the “Registration Statement”), and
(B) any and all amendments, supplements, and other filings or documents related to such Registration Statement.
     The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have signed these presents this 20th day of February, 2008.

/s/ G. Robert Powell

G. Robert Powell